UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer Mark Heckler, Executive Vice President and Chief Risk Officer February 2013 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Improved return on average assets (“ROA”) and cash return on average tangible common equity (“ROTCE”) Annualized ROA of 1.01% for the fourth quarter of 2012 compared to 0.78% in the same period a year ago Annualized ROTCE of 11.47% for the fourth quarter of 2012 compared to 9.09% in the same period a year ago Net income available to common stockholders of $24.0 million for the fourth quarter of 2012 compared to $16.8 million in the same period a year ago Strong fee income growth in 2012 Total fee revenues grew 21% in 2012 compared to 2011 Leasing revenue up 35% Card revenues up 33% Capital markets and international banking fees up 172% Improved balance sheet mix comparing December 31, 2012 to prior year end Favorable loan mix changes C&I and lease loans up 9% Construction and commercial real estate down 8% Improved deposit mix with low cost deposits (non interest bearing, NOW, money market and savings) making up 76% of total deposits compared to 69% last year Lower reliance on wholesale funding Brokered deposits down 33% FHLB advances down 89% Credit improved at December 31, 2012 compared to prior year end Nonperforming loans at 2.03% of total loans compared to 2.17% a year ago Net recoveries to average loans were 0.02% for the year ended December 31, 2012 aided by several significant recoveries Increased dividend and established stock buyback authorization Increased dividend to $0.10 per share during the fourth quarter of 2012 1,000,000 share buyback authorization Recent Company Highlights 2

Company Strategy Build a bank with lower risk and consistently better returns than peers Develop balance sheet with superior profitability and lower risk Add great customers in our four business lines, whether they borrow or not Maintain low credit risk and low credit costs Attract low cost and stable funding Maintain strong liquidity and capital Focus intensely on fee income Fees need to be high quality, recurring, and profitable Not an easy task; requires meaningful investment Emphasize leasing, capital markets, international banking, cards, commercial deposit fees, treasury management, and trust and asset management Grow select fee businesses nationally (leasing, cards and treasury management) Invest in human talent Recruit and retain the best staff – very low turnover rate of “A” employees Maintain strong training programs – large commercial banker training program Be the employer of choice; Awards received – ranked in the top 10 among the large employer category in the Chicago Tribune's Top 100 Workplaces survey two years in a row, and ranked among best places to work in National Top Workplace Survey Make opportunistic acquisitions Skilled and disciplined acquirer Long track record of successful integrations 3

Lines of Business 4 Retail Banking Provides the majority of funding for commercial lending business; provides 59% of deposits and 16% of loans High percentage of core funding Low reliance on CDs Focuses on business banking customers and individuals that live or work near our branches Key fee initiatives include card services and treasury management services for business banking customers Wealth Management Provides customized private banking, trust, investment management, brokerage, and retirement plan services through a team of experienced advisors Specializes in serving business owners, high-net worth families, foundations, and endowments Focused on asset management, low-cost deposits, and private banking services Manages more than $2.9 billion of client assets through trust department and asset management subsidiary (Cedar Hill Associates, LLC) Commercial Banking Lending and depository services to middle-market companies with revenues ranging from $10 to $250mm “Relationship banking” culture; calling officers have 20+ years average experience Commercial and industrial and commercial real estate loan portfolio – terms generally range from 1 to 5 years; 90% with total relationship credit exposure of $25 million or less; approximately 56% have a floating rate of interest (65% indexed to LIBOR and 35% indexed to Prime) Key fee initiatives include treasury management, capital markets, international banking and cross-selling wealth management products Note: Business line financial data as of December 31, 2012 Leasing Lease banking – provides banking services to lessors located throughout the U.S.; lease and working capital loans and lease equity investments Lease loans totaled $1.3 billion at 12/31/12 Lease loans are underwritten primarily on the credit worthiness of the lessee Lessees include mostly investment grade “Fortune 1000” companies located throughout the U.S. and large middle-market companies Lease originations and related services – through our lease subsidiaries, LaSalle Systems Leasing, Inc. and Celtic Leasing Corp. Lease technology-related and material handling equipment to “Fortune 1000”, large middle-market companies, and healthcare providers located throughout the U.S. Specialize in selling third party equipment maintenance contracts to large companies

Great Branch Footprint for Serving Business Customers 5 Chicago MSA – 85 branches Regularly optimize branch network (closed 3 branches in 2012 and 2 branches in 2011) Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: SNL Financial (11/2012)

Composition of the Loan Portfolio – Favorable Mix Changes Improved loan mix in 2012 while total loan balances, excluding covered loans, were stable. C&I and lease loans increased as a percent of total portfolio from 39% to 44% from 2011 to 2012. Decreased emphasis on construction and commercial real estate loans; these categories went from 34% to 32% of the total portfolio. As expected, covered loans declined from a year ago. Sales momentum increased throughout 2012. In Q4 loans, excluding covered loans, grew 4% (not annualized) driven by strong C&I and lease loan growth. 6 (Dollars in millions) Balance Percent of Total Q4 Yield Balance Percent of Total Q4 Yield Change in Balance Commercial loans 1,113 $ 19% 4.84% 1,220 $ 21% 4.45% 10% Commercial loans collateralized by assignment of lease payments 1,209 20% 5.14% 1,307 23% 4.25% 8% Commercial real estate 1,854 31% 5.35% 1,762 30% 4.79% -5% Residential real estate 317 5% 4.71% 314 5% 4.38% -1% Construction real estate 184 3% 4.57% 110 2% 4.30% -40% Other consumer loans 612 11% 4.86% 607 11% 4.77% -1% Gross loans, excluding covered loans 5,288 89% 5.10% 5,321 92% 4.59% 1% Covered loans 663 11% 6.11% 450 8% 4.45% -32% Total loans 5,951 $ 100% 5.22% 5,771 $ 100% 4.58% -3% December 31, 2011 December 31, 2012

Asset Quality Statistics – Improvement Continues 7 NPL Composition December 31, 2012 Payment Status of NPLs Ratio 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 ALLL to total loans 2.31% 2.71% 2.90% 2.13% 2.15% NPLs to total loans 2.34% 4.16% 5.48% 2.17% 2.03% ALLL to non-performing loans 98.67% 65.26% 53.03% 98.00% 106.17% Net charge-offs (recoveries) to average loans 0.79% 3.09% 3.42% 2.90% (0.02%) For the Year Ended

Investment Securities Portfolio 8 Note: Includes available for sale and held to maturity securities as well as non-marketable securities (FRB and FHLB stock). Greater portion of investment portfolio allocated to municipal securities. Better positioned than a year ago given the current interest rate environment. Tax US Gov't Equivalent Balance maturing in Agency MBS Municipals Corporate Equity (1) Total Yield Year 1 6 $ 377 $ 24 $ - $ - $ 407 $ 1.19% Year 2 - 231 33 - - 265 1.72% Year 3 - 146 45 5 - 196 2.76% Year 4 - 155 89 5 - 249 3.78% Year 5 30 123 86 36 - 274 3.81% Year 6 - 89 61 37 - 187 3.97% Year 7 - 27 103 - - 129 4.95% Year 8 - 10 80 - - 90 4.91% Year 9 - 6 187 - - 192 5.40% Year 10 - 3 115 - - 119 4.96% Over 10 Years - 13 24 5 66 108 4.03% Total Par 36 $ 1,179 $ 848 $ 88 $ 66 $ 2,217 $ 3.32% Estimated Fair Value 41 $ 1,270 $ 984 $ 97 $ 67 $ 2,459 $ Appreciation 3 $ 33 $ 66 $ (0) $ 0 $ 102 $ Duration (Years) 2.7 2.0 4.5 3.5 3.0 Tax Equivalent Yield 3.11% 1.79% 5.43% 2.89% 4.27% 3.32% (1) Primarily consists of FHLB and FRB stock. Maturity/Paydown Analysis December 31, 2012 (Dollars in millions)

Liquidity Ratios – Robust Liquidity (A) Total deposits (excluding brokered deposits) and customer repurchase agreements/Total deposits, customer repurchase agreements and other borrowings. 9 Strong liquidity Not reliant on non-core funding High lending capacity

# Low Cost Deposit Base – Improved Mix

(Dollars in millions)

| | 12/31/2008 | | 12/31/2009 | | 12/31/2010 | | 12/31/2011 | | 12/31/2012 | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Amount | Percent of Total | Amount | Percent of Total | Amount | Percent of Total | Amount | Percent of Total | Amount | Percent of Total |
| **Low cost deposits:** | | | | | | | | | | |
| Noninterest bearing deposits | $ 960 | 15% | $ 1,552 | 18% | $ 1,692 | 21% | $ 1,886 | 25% | $ 2,165 | 29% |
| Money market and NOW accounts | 1,465 | 23% | 2,776 | 32% | 2,776 | 34% | 2,645 | 34% | 2,747 | 36% |
| Savings accounts | 368 | 6% | 584 | 7% | 698 | 8% | 754 | 10% | 811 | 11% |
| Total low cost deposits | 2,793 | 44% | 4,912 | 57% | 5,166 | 63% | 5,285 | 69% | 5,723 | 76% |
| **Certificates of deposit:** | | | | | | | | | | |
| Certificates of deposit | 2,838 | 43% | 3,243 | 37% | 2,519 | 31% | 1,926 | 25% | 1,525 | 20% |
| Brokered deposit accounts | 865 | 13% | 528 | 6% | 468 | 6% | 437 | 6% | 294 | 4% |
| Total certificates of deposit | 3,703 | 56% | 3,771 | 43% | 2,987 | 37% | 2,363 | 31% | 1,819 | 24% |
| **Total deposits** | **$ 6,496** | **100%** | **$ 8,683** | **100%** | **$ 8,153** | **100%** | **$ 7,648** | **100%** | **$ 7,542** | **100%** |
| **Borrowings:** | | | | | | | | | | |
| Customer repurchase agreements | $ 283 | 25% | $ 224 | 28% | $ 265 | 37% | $ 216 | 34% | $ 208 | 43% |
| Wholesale borrowings | 627 | 56% | 381 | 46% | 239 | 34% | 220 | 34% | 79 | 16% |
| Subordinated debt and junior subordinated notes issued to capital trusts | 209 | 19% | 209 | 26% | 209 | 29% | 209 | 32% | 202 | 41% |
| **Total borrowings** | **$ 1,119** | **100%** | **$ 814** | **100%** | **$ 713** | **100%** | **$ 645** | **100%** | **$ 489** | **100%** |

**Composition of Deposits**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
Brokered deposit accounts
Certificates of deposit
Savings accounts
Money market and NOW accounts
Noninterest bearing deposits
Low cost deposits

- Deposit mix improved significantly over the last several years.
- Not reliant on wholesale funding.
- To lower future funding costs, we prepaid in third quarter of 2012:
  - $100 million FHLB advance with an interest rate of 3.85%
  - $101 million of brokered deposits with an average interest rate of 3.16%
  - $6.2 million junior subordinated notes with an interest rate of 10.6%

10

Capital Composition – Dominated by Common Equity Capital Composition 12/31/2011 Capital Composition 12/31/2012 11 2011 2012 Common stock 1,157 $ 1,238 $ TARP (1) 195 - Noncontrolling interest 2 1 Trust preferred securities 154 148 Less goodwill and intangibles (406) (447) Other deductions (0) (1) Tier 1 Capital 1,102 939 Subordinated debt 50 40 ALLL includible in tier 2 capital 80 80 Tier 2 Capital 130 120 Total risk-based capital 1,232 $ 1,059 $ (1) Repaid TARP in 2012 (In millions) December 31,

Summary Income Statement – Profitability has Rebounded 12 2008 2009 2010 2011 2012 Interest income 414 $ 394 $ 430 $ 385 $ 335 $ Interest expense 193 143 90 59 43 Net interest income 221 251 340 325 293 Provision for credit losses 126 232 246 121 (9) Net interest income after provision for credit losses 95 19 94 205 302 Other income 80 127 186 109 112 Other expenses 183 224 259 270 286 Income (loss) before income taxes (8) (78) 21 44 127 Applicable income tax expense (benefit) (24) (45) 0 5 37 Income (loss) from continuing operations 16 (33) 21 39 90 Income from discontinued operations, net of income tax 1 7 - - - Net income (loss) 16 (26) 21 39 90 Dividends and discount accretion on preferred shares 1 10 10 10 3 Net income (loss) available to common stockholders 15 $ (36) $ 10 $ 28 $ 87 $ (In millions)

Performance Ratios – Reflects Improving Operations 13

Key Fee Initiatives – Becoming More Meaningful 14 Capital markets fees Team built in first quarter of 2012 Includes fees for the following services: derivatives and interest rate risk solutions, capital solutions, merger and acquisition advisory and real estate debt placement International banking fees Team built two years ago Includes fees for the following services: trade services (letters of credit), export trade finance, and foreign exchange Commercial deposit and treasury management fees Includes fees for the following services: account management, payments systems access, information management, and fraud and risk mitigation Expanding nationally where we have expertise Lease financing Includes fees related to equipment leases as well as selling third party equipment maintenance contracts Trust and asset management fees Wealth management solutions for individuals, corporations and not-for-profits Includes fees for the following services: investment management, custody, personal trust, financial planning, and wealth advisory services for high net worth individuals Card fees Expanded into prepaid and credit cards in 2012 Includes fees for debit, credit, prepaid, incentive and gift cards 2008 2009 2010 2011 2012 Key fee initiatives: Capital markets and international banking fees 798 $ 502 $ 344 $ 1,870 $ $ 5,086 $ Commercial deposit and treasury management fees 14,684 16,545 21,806 23,559 23,636 Lease financing, net 16,973 18,528 21,853 26,939 36,382 Trust and asset management fees 11,869 12,593 15,037 17,324 17,990 Card fees 3,924 4,558 7,058 7,032 9,368 Total key fee initiatives 48,248 $ 52,726 $ 66,098 $ 76,724 $ 92,462 $ (In Thousands)

Market Leading Operating Performance 15 Source: Company filings, SNL Financial Note: Chicago peers consist of public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at December 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust Net non-interest expense / average assets (%) Core other income / revenues - FTE (%) Asset yields (%) Pre-tax, pre-provision operating earnings - FTE / risk-weighted assets (%) Cost of funds (%) MBFI Chicago Peers Median Net interest margin - FTE (%) 27 25 25 27 29 26 25 23 24 29 2008 2009 2010 2011 2012 5.80 4.59 4.82 4.59 4.24 5.00 4.82 4.54 4.23 5.80 2008 2009 2010 2011 2012 2.66 0.99 0.70 0.52 2.86 1.73 1.13 0.90 0.66 1.67 2008 2009 2010 2011 2012 3.16 3.83 3.90 3.73 2.97 3.46 3.52 3.51 3.04 2.99 2008 2009 2010 2011 2012

Stronger Capital Than Local Peers 16 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at December 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. TCE / TA (%) Tier I Capital Ratio (%) Total Risk-Based Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.6 6.2 7.5 8.4 9.1 4.6 5.5 7.3 7.6 7.6 2008 2009 2010 2011 2012 7.1 8.8 10.9 12.5 13.1 5.4 6.5 8.8 9.0 8.9 2008 2009 2010 2011 2012 14.1 15.5 17.8 19.4 16.6 13.1 13.6 14.0 14.0 13.4 2008 2009 2010 2011 2012 12.1 13.5 15.8 17.3 14.7 10.9 11.4 12.3 11.7 11.2 2008 2009 2010 2011 2012

17 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at December 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. NPAs / Assets (%) Reserves/Loans (%) Reserves / NPLs (%) Better Credit Metrics Than Local Peers Reserves / Loans (%) NPLs / Loans (%) MBFI Chicago Peers Median 1.71 2.84 4.21 2.12 1.62 1.96 3.72 3.93 2.93 1.59 2008 2009 2010 2011 2012 99 65 53 98 106 61 62 63 82 106 2008 2009 2010 2011 2012 2.31 2.71 2.90 2.13 2.15 1.78 2.71 2.75 2.18 2.00 2008 2009 2010 2011 2012 2.34 4.16 5.48 2.17 2.03 2.71 4.41 4.55 3.05 1.80 2008 2009 2010 2011 2012

# Valuable Position in the Chicago MSA

## Current Chicago MSA Rankings

| Rank | Institution | Branches | Total deposits in market ($mm) | Total market share (%) |
|---|---|---|---|---|
| 1 | JPMorgan Chase | 442 | 70,527 | 22.5 |
| 2 | BMO Financial Group | 230 | 36,303 | 11.6 |
| 3 | Bank of America | 176 | 22,992 | 7.3 |
| 4 | Northern Trust | 12 | 22,185 | 7.1 |
| 5 | Wintrust Financial | 106 | 13,194 | 4.2 |
| 6 | PNC Financial Services | 154 | 11,714 | 3.7 |
| 7 | Fifth Third | 179 | 11,000 | 3.5 |
| 8 | Citigroup | 74 | 10,542 | 3.4 |
| 9 | PrivateBancorp | 20 | 9,176 | 2.9 |
| **10** | **MB Financial[1]** | **87** | **7,543** | **2.4** |
| 11 | US Bancorp | 89 | 6,254 | 2.0 |
| 12 | First Midwest | 87 | 6,070 | 1.9 |
| 13 | Royal Bank of Scotland | 106 | 5,459 | 1.7 |
| 14 | Wells Fargo | 10 | 4,600 | 1.5 |
| 15 | TCF Financial | 201 | 3,938 | 1.3 |
| | All other institutions | 1,209 | 72,528 | 23.1 |
| | **MSA Total** | **3,182** | **313,961** | **100.0** |

## 2005 Chicago MSA Rankings

| Rank | Institution | Branches | Total deposits in market ($mm) | Total market share (%) |
|---|---|---|---|---|
| 1 | JPMorgan Chase | 326 | 38,407 | 16.0 |
| 2 | ABN Amro (LaSalle Bank) | 140 | 30,957 | 12.9 |
| 3 | Harris (Bank of Montreal) | 192 | 23,237 | 9.7 |
| 4 | Northern Trust | 18 | 8,461 | 3.5 |
| 5 | Fifth Third | 123 | 8,052 | 3.4 |
| 6 | Royal Bank of Scotland | 136 | 6,446 | 2.7 |
| 7 | Wintrust Financial | 55 | 6,019 | 2.5 |
| 8 | Corus Bankshares | 14 | 5,500 | 2.3 |
| 9 | Citigroup | 51 | 5,441 | 2.3 |
| 10 | MAF Bancorp | 49 | 4,904 | 2.0 |
| 11 | National City | 59 | 4,528 | 1.9 |
| 12 | First Midwest | 56 | 4,488 | 1.9 |
| 13 | Bank of America | 31 | 4,159 | 1.7 |
| **14** | **MB Financial** | **39** | **3,770** | **1.6** |
| 15 | FBOP Corp | 25 | 2,824 | 1.2 |
| | All other institutions | 1,686 | 82,474 | 34.4 |
| | **MSA Total** | **3,000** | **239,667** | **100.0** |

Source: SNL Financial
Note: Data as of June 30, 2012 reflects acquisitions post June 30, 2012
[1] MB Financial deposits as of 12/31/2012

18

mb

Market share of Top Banks in 10 Largest U.S. MSAs 19 Market share of top 10 banks in 10 largest U.S. MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial as 6/30/2012

20 Skilled Acquirer Skilled acquirer of both depository and non-depository entities Fifteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely to result in enhanced expense savings opportunities Company culture suited for acquisitions

21 2001 2002 2004 2006 2008 2004 First SecurityFed Financial (Chicago, IL) January 9, 2004 2002 South Holland Bancorp (South Holland, IL) November 1, 2002 LaSalle Systems Leasing, Inc. July 22, 2002 2006 First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 2009 Heritage Community Bank (Glenwood, IL) February 27, 2009 InBank (Oak Forest IL) September 4, 2009 Corus Bank (Chicago, IL) September 11, 2009 Benchmark Bank (Aurora, IL) December 4, 2009 Source: Company filings Note: Transaction dates indicate announcement date 2008 Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 Track Record of Being a Disciplined Acquirer and Experienced Integrator 2009 2010 2010 Broadway Bank (Chicago, IL) April 23, 2010 New Century Bank (Chicago, IL) April 23, 2010 2001 FSL Holdings, Inc. (South Holland, IL) February 8, 2001 MidCity Financial (Chicago, IL) April 19, 2001 First Lincolnwood (Lincolnwood, IL) December 27, 2001 2012 2012 Celtic Leasing Corp. (Irvine, CA) December 28, 2012 2003 2005 2007 2011

Summary Objectives Build a bank with lower risk and consistently better returns than peers over the long term Develop a balance sheet with superior profitability and lower risk Maintain a strong focus on fee income and profits from fee services Commit to having great human talent Make opportunistic acquisitions 22

Appendix 23

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of core other income to total revenue on a fully tax equivalent basis, ratio of net non-interest expense to average assets and ratio of pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets, with net gains and losses on investment securities, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the calculations of the other (non-interest) income, core other income and pre-tax, pre-provision operating earnings components of these ratios, and the FDIC special assessment expense, impairment charges, prepayment fees on interest-bearing liabilities and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the other (non-interest) expense components of the ratios of net non-interest expense to average assets and pretax, pre-provision operating earnings, on a fully tax equivalent basis to risk-weighted assets with tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance, as applicable; ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets; and core funding to total funding; cash return on average tangible common equity (net cash flow available to common stockholders divided by average tangible common equity). Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustments to net interest margin, pre-tax, pre-provision operating earnings, other income and total revenue recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that others within the banking industry present these measures on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. For the same reasons, management believes the tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance are useful. Management believes that pre-tax, pre-provision operating earnings are a useful measure in assessing our operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for credit losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other (fee) income and other (operating) expense are useful in assessing our operating performance and in understanding the primary drivers of our other (fee) income and other expense when comparing periods. Management, likewise, believes that presenting the ratio of core funding to total funding is useful in understanding our funding sources when comparing periods. 24

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on investment securities, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) income components and excluding the FDIC special assessment expense, impairment charges, prepayment fees on interest-bearing liabilities and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) expense components of the ratios of net non-interest expense to average assets and pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets and, in the case of the income-related items, the ratio of core other income to total revenue on a fully tax equivalent basis, this information better reflects our operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 25 Net interest margin 2008 2009 2010 2011 2012 Net interest margin 3.03% 2.85% 3.72% 3.75% 3.49% Plus: tax equivalent effect 0.13% 0.12% 0.11% 0.15% 0.24% Net interest margin, fully tax equivalent 3.16% 2.97% 3.83% 3.90% 3.73%

Non-GAAP Disclosure Reconciliations (Continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 26 The following table presents a reconciliation of average tangible common equity to average common stockholders’ equity (in thousands): The following table presents a reconciliation of net cash flow available to common stockholders to net income available to common stockholders (in thousands):

Non-GAAP Disclosure Reconciliations (Continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 27 2008 2009 2010 2011 2012 Total assets - as reported $8,819,763 $10,865,393 $10,320,364 $9,833,072 $9,575,554 Less: goodwill 387,069 387,069 387,069 387,069 423,369 Less: other intangible, net of tax benefit 16,754 24,510 22,853 19,171 19,183 Tangible assets $8,415,940 $10,453,814 $9,910,442 $9,426,832 $9,133,002

Non-GAAP Disclosure Reconciliations (Continued) 28 Net Non-interest Expense to Average Assets Calculation (in thousands) 2008 2009 2010 2011 2012 Non-interest expense 183,390 $ 223,750 $ 258,776 $ 269,633 $ 286,436 $ Adjustment for FDIC special assessment - 3,850 - - - Adjustment for prepayment fees on interest bearing liabilities - - - - 12,682 Adjustment for impairment charges - 4,000 - 1,594 2,190 Adjustment for (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 811 Non-interest expense - as adjusted 185,047 215,190 258,214 268,079 270,753 Other income 80,393 127,154 185,756 109,106 111,599 Less net gains (losses) on investment securities 1,130 14,029 18,648 640 555 Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (942) Less net gain on sale of loans held for sale - - - 1,790 - Less net gains (losses) on other real estate owned 455 (429) (9,284) (13,613) (17,594) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 811 Other income - as adjusted 81,569 84,310 112,551 120,046 128,769 Less tax equivalent adjustment on the increase in cash surrender value of life insurance 2,853 1,324 1,893 2,357 1,922 Net non-interest expense 100,625 $ 129,556 $ 143,770 $ 145,676 $ 140,062 $ Average assets 8,240,344 $ 9,777,288 $ 10,506,028 $ 9,956,133 $ 9,547,985 $ Net non-interest expense to average assets 1.22% 1.33% 1.37% 1.46% 1.47%

Non-GAAP Disclosure Reconciliations (Continued) 29 Pre-Tax, Pre-Provision Operating Earnings (in thousands) 2008 2009 2010 2011 2012 (Loss) income before income taxes (7,830) $ (77,844) $ 20,552 $ 43,996 $ 126,851 $ Provision for credit losses 125,721 231,800 246,200 120,750 (8,900) Pre-tax, pre-provision earnings 117,891 153,956 266,752 164,746 117,951 Tax equivalent adjustment on tax-exempt interest income 9,890 10,625 10,458 13,188 20,429 2,853 1,324 1,893 2,357 1,922 Pre-tax, pre-provision earnings on a fully tax equivalent basis 130,634 165,905 279,103 180,291 140,302 Non-core other income Net gains (losses) on other real estate owned 455 (429) (9,284) (13,613) (17,594) Net gains (losses) on investment securities 1,130 14,029 18,648 640 555 Net (loss) gain on sale of other assets (1,104) (13) 630 283 (942) Net gain on sale of loans held for sale - - - 1,790 - Acquisition related gains - 28,547 62,649 - - (Decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 811 Total non-core other income (1,176) 42,844 73,205 (10,940) (17,170) Non-core other expense FDIC special assessment - 3,850 - - - Prepayment fees on interest bearing liabilities - - - - 12,682 Impairment charges - 4,000 - 1,594 2,190 (Decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 811 Total non-core other expense (1,657) 8,560 562 1,554 15,683 Pre-tax, pre-provision operating earnings 130,153 $ 131,621 $ 206,460 $ 192,785 $ 173,155 $ Risk-weighted assets 6,649,603 $ 7,315,255 $ 6,772,762 $ 6,345,357 $ 6,377,358 $ Annualized pre-tax, pre-provision operating earnings to risk-weighted assets 1.96% 1.80% 3.05% 3.04% 2.72% Tax equivalent adjustment on the increase in cash surrender value of life insurance

Non-GAAP Disclosure Reconciliations (Continued) 30 Core other income (in thousands) 2008 2009 2010 2011 2012 Other income 80,393 $ 127,154 $ 185,756 $ 109,106 $ 111,599 $ Less net gains (losses) on investment securities 1,130 14,029 18,648 640 555 Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (942) Less net gain on sale of loans held for sale (A) - - - 1,790 - Less net gains (losses) on other real estate owned (B) 455 (429) (8,511) (9,971) (14,503) Less (losses) net gains on other real estate owned related to FDIC transactions (B) - - (773) (3,642) (3,091) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (A) (1,657) 710 562 (40) 811 Plus tax equivalent adjustment on the increase in cash surrender value of life insurance 2,853 1,324 1,893 2,357 1,922 Core other income, fully tax equivalent 84,422 $ 85,634 $ 114,444 $ 122,403 $ 130,691 $ The following letters denote the corresponding line items where these non-core other income items reside in the consolidated statements of income: (A) - Other operating income (B) - Net loss recognized on other real estate owned

Non-GAAP Disclosure Reconciliations (Continued) 31 Total revenue, fully tax equivalent reconciliation (in thousands) 2008 2009 2010 2011 2012 Net interest income 220,888 $ 250,552 $ 339,772 $ 325,273 $ 292,788 $ Plus: tax equivalent effect 9,890 10,625 10,458 13,188 20,429 Net interest income, fully tax equivalent 230,778 261,177 350,230 338,461 313,217 Core other income 81,569 84,310 112,551 120,046 128,769 2,853 1,324 1,893 2,357 1,922 Total revenues, fully tax equivalent 315,200 $ 346,811 $ 464,674 $ 460,864 $ 443,908 $ Core other income to revenues, fully tax equivalent 27% 25% 25% 27% 29% Plus: tax equivalent adjustment on the increase in cash surrender value of life insurance

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February 2013 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of February, 2013.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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